UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AXS Alternative Growth Fund

(Class A: EEHAX)

(Class I: EEHIX)

ANNUAL REPORT

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (833) 297-2587 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (833) 297-2587 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust II’s Funds you hold directly or through your financial intermediary, as applicable.

AXS Alternative Growth Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	10
Consolidated Schedule of Investments	12
Consolidated Statement of Assets and Liabilities	17
Consolidated Statement of Operations	18
Consolidated Statements of Changes in Net Assets	19
Consolidated Financial Highlights	20
Notes to Consolidated Financial Statements	22
Report of Independent Registered Public Accounting Firm	34
Supplemental Information	35
Expense Example	38

This report and the financial statements contained herein are provided for the general information of the shareholders of the AXS Alternative Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.axsinvestments.com

AXS Alternative Growth Fund

Letter to Shareholders as of June 30, 2020

For the year ended June 30, 2020 the AXS Alternative Growth Fund (formerly, the Equinox Ampersand Strategy Fund) (the “Alternative Growth Fund” or the “Fund) Class I was down -4.13% and the Class A was down -4.05% , underperforming the S&P 500 Total Return Index® (“S&P 500®”), which was up +7.51%.

	Return 1-Yr	Annualized Rate of Return (AROR) Since Inception (9/9/2013 to 6/30/2020)	Annualized Standard Deviation Since Inception (9/9/2013 to /6/30/2020)
AXS Alternative Growth – Class I	-4.13%	7.83%	14.29%
AXS Alternative Growth – Class A	-4.05%	7.56%	14.24%
AXS Alternative Growth – Class A (w/ 5.75% max sales charge)	-9.57%	6.63%	--
S&P 500®	7.51%	11.77%	13.46%

Past performance does not guarantee future results. Investors cannot directly invest in an index.

Rationale

Over the years, we have observed that many investor portfolios are inadequately diversified because of the perceived opportunity cost of selling equities to gain exposure to diversifying alternative assets. We believe an overlay strategy offers the potential for superior and meaningful diversification without the need to reduce exposure to core holdings. This is the concept implemented in the Alternative Growth Fund. The Fund provides futures-based exposure to the broad US equity market, while simultaneously seeking to diversify equity factor risk through strategic and meaningful exposure to a futures-based portfolio of (i) uncorrelated diversifiers and (ii) negatively correlated dynamic equity-hedging strategies.

Analysis of Performance

Q3 2019

The Fund’s long Equity Strategy, which seeks to mirror approximately the performance of the S&P 500® Index, was up for the quarter (+0.31%). The diversifier strategy had a positive quarter (+0.88%), while the hedge strategy had a very good quarter (+2.78%). The Fund’s fixed-income holdings also contributed positively (+0.51%).

Ten of our fifteen diversifying Commodity Trading Advisor (“CTA”) programs had a positive quarter. The three highest positive contributors were a trend-following program, an Emerging Market (“EM”) currency trading program, and a short-term trading program. The worst performers were a systematic global macro program and two commodity traders. In addition, both the dynamic equity hedging programs, which target negative long-term correlations to equities, made impressive positive contributions.

ampersandinvestments.com ● 47 Hulfish St., Suite 510 Princeton, NJ 08542 ● 609.454.5200

At the sector level, currencies were the biggest driver of overlay performance, followed by fixed-income and agricultural commodities. Energy had the largest negative contribution, followed by equity indices, while metals were very small detractors.

The overlay’s largest gross exposure as of quarter-end was to the energy sector (about 58%), followed by agricultural commodities (about 13%), fixed-income (about 12%), currencies (about 8%), equity indices (about 7%) and metals (about 1%). Together, the financial sectors represent about 27% of the Fund’s exposure, much lower than in the prior two quarters. Net exposure to fixed-income, equities, and energy was long, while currencies, metals and agricultural commodities had net short exposure.

At the end of September, the dynamic hedging strategies had a negative beta of about −0.83 with respect to the S&P 500® Index, much lower than the prior quarter’s beta (+0.02). Positions in currency, equity index, fixed-income and agricultural commodities futures represented the most significant negative betas of about −0.31, −0.29, −0.21, and −0.06, respectively, versus the S&P 500® Index, while metals and energy futures positions represented betas of about 0.00 and 0.04, respectively.

Q4 2019

For Q4 2019, the AXS Alternative Growth Fund Fund’s Class I shares earned a return of +2.48%. After several quarters of strong outperformance, the Fund underperformed the S&P 500 Total Return Index®, which was up +9.07% for the same period. For the calendar year to date, the Fund was up +36.57%, outperforming the S&P 500 Total Return Index®, which itself was up an impressive 31.49%.

The Fund’s long Equity Strategy, which seeks to mirror approximately the performance of the S&P 500® Index, was up for the quarter (+9.07%). The diversifier strategy had a slightly negative quarter (−1.00%), while the hedge strategy had a disappointing quarter (−5.99%). The Fund’s fixed-income holdings contributed positively (+0.40%).

Only five of our fifteen diversifying CTA programs had a positive quarter. The only significant positive contributor was a short-term pattern-recognition trading program. The worst performer was a systematic global macro program.

In addition, both the dynamic equity hedging programs, which target negative long-term correlations to equities, had their first bad quarter in more than a year.

At the sector level, equity indices were the only positive contributors to overlay performance. Currencies were the biggest detractors, followed by fixed-income and metals, while energy and agricultural commodities made smaller negative contributions.

The overlay’s largest gross exposure as of quarter-end was once again to the energy sector (about 34%), followed by agricultural commodities (about 27%), fixed-income (about 15%), equity indices (about 13%), currencies (about 7%) and metals (about 3%). Together, the financial sectors represent about 36% of the Fund’s exposure, much lower than in the prior two quarters. Net exposure to all sectors other than currencies was long.

At the end of September, the dynamic hedging strategies had a negative beta of about −0.42 with respect to the S&P 500® Index, representing a lower negative bias to equities than the prior quarter (−0.83). Positions in equity indices had a positive beta of about +0.22, while fixed-income, currencies, and agricultural commodities represented the most significant negative betas of about −0.33, −0.17 and −0.06 versus the S&P 500® Index. Energy and metals had much smaller negative betas.

ampersandinvestments.com ● 47 Hulfish St., Suite 510 Princeton, NJ 08542 ● 609.454.5200

Q1 2020

For Q1 2020, the AXS Alternative Growth Fund Fund’s Class I shares earned a return of −22.30%. The Fund underperformed the S&P 500 Total Return Index®, which was down −19.60% for the same period.

The Fund’s long Equity Strategy, which seeks to mirror approximately the performance of the S&P 500® Index, was down for the quarter (−23.65%). The diversifier strategy had a negative quarter (−9.54%), while the hedge strategy had a very good quarter (+10.60%). The Fund’s fixed-income holdings contributed positively (+0.29%).

Five of our diversifying trading programs had a positive quarter: two commodity trading programs, an emerging market currency program, a medium-term trend following program, and a short-term multi-strategy trading program. However, their entire contribution of about +500 Basis Points (“bps”) was more than offset by the negative performance of just the worst performing strategy, a discretionary global macro program. Additional negative contributions to the tune of −650 bps came from across the spectrum. The Fund’s fixed-income holdings contributed positively to performance.

It is worth mentioning that this quarter’s worst performing program has generally been a steady and positive contributor to performance during the many years it has been in the Fund’s portfolio, and we have no reason to believe that it will not do so again in the future.

Both the dynamic equity hedging programs, which target negative long-term correlations to equities, had an excellent quarter, which was not surprising given the equity market rout.

At the sector level, fixed-income, energy, and metals were positive contributors to overlay performance. Equities were the biggest detractors, followed by currencies and metals, while agricultural commodities were relatively flat.

The overlay’s largest gross exposure as of quarter-end was once again to the energy sector (about 37%), followed by equity indices (about 21%), agricultural commodities (about 14%), fixed-income (about 13%), currencies (about 10%) and metals (about 5%). Together, the financial sectors represent about 42% of the Fund’s exposure, higher than in the previous quarter. Net exposure to all sectors other than fixed income and agricultural commodities was short.

At the end of March, the dynamic hedging strategies had a negative beta of about −0.73 with respect to the S&P 500® Index, representing a more negative bias to equities than the prior quarter (−0.42). Positions in all sectors had negative betas, led by equity indices (−0.51), followed by currencies (−0.11), metals (−0.07) and fixed-income (−0.03), while energy and agricultural commodities had much smaller negative betas.

Q2 2020

For Q2 2020, the AXS Alternative Growth Fund Fund’s Class I shares earned a return of 15.23%. The Fund underperformed the S&P 500 Total Return Index®, which was up 20.54% for the same period.

The Fund’s long Equity Strategy, which seeks to mirror approximately the performance of the S&P 500® Index, was up for the quarter (19.76%). The hedge strategy had a negative quarter (−4.34%), which was not unexpected given the strong performance of equities, while the diversifier strategy had a slightly down quarter (−0.39%). The Fund’s fixed-income holdings contributed positively (+0.20%).

Eight of our diversifying trading programs contributed positively, but only one was meaningful. This was the same discretionary global macro program that had been the worst performer last quarter. Negative contributions came from across the spectrum. The Fund’s fixed-income holdings contributed positively to performance.

ampersandinvestments.com ● 47 Hulfish St., Suite 510 Princeton, NJ 08542 ● 609.454.5200

Both dynamic equity hedging programs, which target negative long-term correlations to equities, had a negative quarter, which was not surprising given the strong equity market rally.

At the sector level, metals and agricultural commodities were positive contributors to overlay performance. Energy was the biggest detractor, followed by currencies, while equity indices and fixed-income had smaller negative contributions.

The overlay’s largest gross exposure as of quarter-end was once again to the energy sector (about 36%), followed by agricultural commodities (about 25%), equity indices (about 18%), fixed-income and currencies (each about 9%) and metals (about 3%). Together, the financial sectors represent about 36% of the Fund’s exposure, lower than in the previous quarter. Net exposure to equity indices and fixed income was long, while the others were net short or flat (metals).

At the end of March, the dynamic hedging strategies had a negative beta of about −0.40 with respect to the S&P 500® Index, representing a smaller negative bias to equities than the prior quarter (−0.73). Positions in all sectors had negative betas, led by currencies (−0.16), followed by equity indices (−0.10), metals (−0.09) and fixed-income (−0.05), while energy and agricultural commodities had much smaller negative betas.

Market Commentary

Equity market volatility as measured by the VIX® Index, was subdued during July and stayed within a narrow range (about 12% to 16%). It spiked during the first week of August, peaking at just above 24%, and remained volatile the rest of the way, ending the month at about 19%. September was a little less volatile (14% to 20%), and the quarter ended with the index at about 16%.

July started on a positive note as the US and China agreed to continue trade talks at the G20 summit. Favorable US macroeconomic data and mostly positive corporate earnings led the S&P 500® above the 3000 mark for the first time. Weakness in the economy and bubbling trade tensions brought a 25bps rate cut from the Federal Reserve, the first since the global financial crisis. The European Central Bank (“ECB”) left monetary policy unchanged, while hinting at the prospect of easing in the near future. The UK also seemed poised to ease, driven by the risk of a “no deal” Brexit under new PM Boris Johnson.

In August, a volatile and negative start for global equity markets drove flows to safe-haven assets. Brexit continued to stoke volatility in UK assets as PM Boris Johnson “prorogued” parliament, a move soon challenged in the Supreme Court. Minutes from June’s Fed meeting showed that US central bankers had been divided on cutting rates; however, Fed Chairman Jerome Powell sounded more dovish during the annual symposium in Jackson Hole. The escalating confrontation between Washington and Beijing spurred concerns about global growth and rattled markets, as the trade war threatened to expand into a currency war. The Chinese currency sank below the key threshold of 7 Renminbi per US Dollar for the first time since the financial crisis, fueling speculation that China was depreciating its currency to counteract US tariffs.

September saw most global 10-year sovereign bonds edging lower on hawkish central bank comments. Frosty relations between the US and China thawed a little at the start of the month, fueling a resurgence in risk appetite for equities and dampening enthusiasm for government bonds. In a widely anticipated move, the Fed cut its interest rate by 25bps for the second time this year. Financial markets closely followed global developments, including the growing political uncertainty in both the US and UK. Overall, equity markets were positive for the month with Asian and European markets outperforming. Brent crude prices soared 20% mid-month—the biggest jump on record—following attacks on two of Saudi Arabia's major oil facilities, although the spike was short-lived. In UK politics, a series of developments regarding Brexit led to choppy waters for Sterling, including the UK Supreme Court ruling that PM Johnson's suspension of Parliament was unlawful.

ampersandinvestments.com ● 47 Hulfish St., Suite 510 Princeton, NJ 08542 ● 609.454.5200

Q4 2019 was a good quarter for equities. Equity market volatility as measured by the VIX® Index, was relatively high (17%-20%) during the first ten days of October, but subsided dramatically thereafter and stayed within a narrow range (about 12% to 16%), ending the quarter and the year at under 14%.

Poor US, UK and European economic data led to global slowdown worries early during October. However, these concerns started to ease when the initial phase of a trade deal was outlined, which involved the US holding off on tariff increases in exchange for some Chinese concessions. Optimism over the trade relationship continued through the rest of the month. Meanwhile, UK Prime Minister Boris Johnson secured a draft Brexit deal with the European Union. He lost the vote, but ultimately the UK was granted an extension of the October 31 deadline, paving the way for a general election. Stock indices mostly recovered their initial losses by the end of the month, with Asian and European markets leading the way. Quarterly earnings were positive on average, which also drove equity indices higher through the second half of the month. The S&P 500® reached another new high. US and Eurozone government bond yields dropped in the first week amid concerns of a slowdown. However, later news of positive developments on the geopolitical front enticed market participants to sell safe-haven assets, boosting yields. The yield surge halted when the Fed announced its widely anticipated rate cut. The accompanying verbiage was, as always, open to interpretation. However, the market generally chose to focus on the resistance to future hikes, which led to a small recovery in global bond prices.

In the UK, a breakthrough in Brexit negotiations improved investor sentiment, with both the pound and Euro rallying through the month. Both the Australian and New Zealand Dollars also strengthened. In energy markets, oil prices moved sideways initially as Russia said it would not cut production significantly, but the Saudis later affirmed that they would. Long positions in energy were profitable as prices rose amid trade optimism. Meanwhile, natural gas prices also rallied on expectations of higher demand. Continued automotive demand for palladium benefitted long positions, as did the rally in prices of other precious metals, especially gold.

Choppy market conditions in agricultural commodities led to losses, from mainly short positions.

In November, optimism increased in light of the ongoing trade talks and better economic data. The proposed US-China trade agreement appeared more holistic than initially anticipated, with the inclusion of Chinese intellectual property considerations. However, geopolitical uncertainty remained after President Trump signed a bill supportive of the Hong Kong demonstrators, which drew criticism from China. In Europe, Brexit continued to feature prominently as the UK Parliament was dissolved and campaigning began for the third general election in four years. Election polls predicted the Conservative Party would win with a firm majority. Global stock markets climbed higher on the back of positive trade and economic headlines. US equities hit further new highs as constructive developments around “Phase One” of the US-China trade agreement shaped headlines. European and Asian indices moved up albeit less, as Purchasing Managers' Index (“PMI”) survey results and earning reports both disappointed. In reaction to optimistic signals on the trade war front, government bond yields increased across developed markets. Risk-on sentiment was further supported by stronger economic data from the US and comments from Fed Chairman Powell that “sustained expansion of economic activity is likely”. Long US Dollar exposure vs the Euro and the Yen was profitable. Meanwhile, the Australian Dollar fell on monetary easing prospects and the Chilean Peso plummeted in response to civil unrest. In volatile energy markets, crude oil prices experienced a modest rally on the back of the improved trade sentiment and expectations that Organization of the Petroleum Exporting Countries (“OPEC”) would deepen production cuts. Natural gas dropped on predictions of warmer weather and increased output from shale basins. In metals, nickel prices fell as Indonesia eased its metal export ban and Chinese steel production output appeared to weaken. Precious metals declined as investors reduced their exposure to safe-haven assets, and as the US dollar rallied. In agricultural commodities, sugar futures rose on production concerns linked to frost-damaged crops in the US.

ampersandinvestments.com ● 47 Hulfish St., Suite 510 Princeton, NJ 08542 ● 609.454.5200

In December, risk assets rallied as a preliminary trade deal between the US and China was announced, staving off the December 15 hike in tariffs. Meanwhile, the Conservative Party won the UK elections handily. Recessionary fears temporarily eased as economic growth indicators showed that the economy maintained a moderate pace of expansion, supported by a strong labor market. Meanwhile, China experienced an unexpected rebound in manufacturing.

Stock indices experienced a shaky start as the US adopted a more aggressive trade stance by reinstating tariffs on Argentina and Brazil. However, improving geopolitics and upbeat economic data helped major stock indices end the month higher; the S&P 500® gained almost 31.5% for the year. Bond yields generally rose as risk sentiment improved, to the detriment of long positions. Sweden ended its five-year spell of negative interest rates, prompting speculation among investors that other central banks could reassess the efficacy of sub-zero rates.

In currencies, rosier global growth prospects and improving relations between the US and China led to waning safe-haven demand for the US Dollar, which weakened against most major currencies as well as the Australian Dollar and some Latin American currencies. The election-driven rally in GBP was short-lived, however, as Mr Johnson ruled out any extension to the transition period in which a trade deal with the European Union (“EU”) must be negotiated. Long agricultural positions, particularly the soy complex, struggled as markets rallied broadly on the news of a partial US-China trade deal. Beijing committed to buy $32 billion additional US agricultural products over the next two years. In energies, oil rallied after OPEC agreed on deeper than anticipated output cuts at the December meeting. The rally continued against a more buoyant demand outlook, driven by US-China trade optimism. In metals, palladium extended its 2019 rally, powered by a sustained global deficit.

Q1 2020 was the worst quarter for many global equity markets since 2009. Equity market volatility as measured by the VIX® Index, kicked off the year in the 12%-14% range until the third week of January, but began to trend higher as fears about the pandemic caught hold. Still, until February 21, it stayed in the 14%-19% range. It spiked to 25% on February 24 and ended the month at 40%. It continued to rise during March, peaking at about 83% on March 16, before subsiding slightly to end the month and quarter at about 54%. During this explosively volatile period, equity markets whipsawed sharply almost every day, conditions that are generally not conducive to futures trading strategies in the short run.

Spurred by a series of geopolitical and economic events, markets fluctuated between “risk on” and “risk off” during the month. The threat of significant military conflict between the US and Iran was one of the first risk-off catalysts. However, by mid-month, the long-awaited phase one trade deal between the US and China was signed, and positive US economic data releases restored global sentiment, and equity markets touched new highs. However, everything changed towards the end of the month when the World Health Organization ("WHO”) declared the outbreak of the coronavirus a global health emergency. The US treasury curve inverted once again, reviving fears of a global growth slowdown. Global stock indices were hit amid flaring tensions and fears about the economic consequences of coronavirus. The MSCI Emerging Markets and FTSE China A50 indices were among those most affected. In fixed income, long positions profited from the risk-off environment. In currencies, the US Dollar gained amid increasing safe-haven demand. In agricultural commodities, long coffee positions gave up previous ground gained on supply concerns on signals of ample supply from Brazil, the world's top producer. In metals, palladium continued to hit new record highs amid the ongoing global supply shortage. Fears that the coronavirus could slow global transportation hurt energy markets, particularly from WTI Crude oil and natural gas. Other cyclically sensitive commodities like industrial metals also sold off. Gold played its role as a traditional safe-haven asset and gained.

In February, COVID-19 continued to spread beyond China to many other parts of the globe. Early in the month, there were hopes that the respiratory virus could be contained, and after China's central bank injected greater liquidity than expected, US equities reached new highs. However, the fear of rapidly growing infections and supply chain disruptions grew, and gold and government bonds began to rally. Those fears were realized when coronavirus outbreak clusters were picked up in Italy, Iran and South Korea. As Italy locked down northern towns, Switzerland banned large gatherings and the US had its first community infection, the WHO issued its highest alert. Markets responded with a concerted flight to safety and major US and European indices entered correction territory. Industrial and agricultural commodities including energy also sold off sharply. The benchmark US 10Y yield hit historic lows, while German and Japanese yields fell further below zero. Gold continued its safe-haven rally. Short positions in bonds and the US Dollar were decimated during the month, as were long equity index positions and long energy positions. In short, the same positions that had driven the Fund up more than 10% for the year-to-date gave up all those gains and then some.

ampersandinvestments.com ● 47 Hulfish St., Suite 510 Princeton, NJ 08542 ● 609.454.5200

Against one of the most significant global pandemics in a century, the fragility of the financial markets became evident. Rising fears of a global economic shutdown as a result of the socio-economic impact of COVID-19 provided the spark for markets to experience one of the most rapid collapses in modern history. For several days during the month, equity markets fell by their largest single day drops on record, only to also rally by equally record setting moves. Central banks and governments the world over provided unprecedented levels of stimulus as they sought to stabilize the markets and to support shuttered economies. The lasting effects of the pandemic on society as a whole and on nations, economies, and populations are yet to play out fully, and the aftershocks will be felt for a long time to come. Amid the pandemonium, the world also saw the disintegration of the OPEC cartel and the ensuing record low oil prices. The massive twin supply and demand shocks saw crude oil collapse by 75% so far this year.

Q2 2020 was one of the best quarters in decades for many global equity markets. Equity market volatility as measured by the VIX® Index declined during April from 57% to about 35% but continued to be high by recent historical standards. The average for May and June was about 31%, with the index staying in a narrow range of 25% to 36%, barring one outlier of 41%.

In April, against the backdrop of the negative global economic outlook caused by the pandemic and in the face of US jobless claims that rose above previous record highs, the Fed’s stimulus lifted US equity markets to their best month in 30 years. Elsewhere, data showed that China and the eurozone both suffered a historic economic slump in the first quarter. With bonds and commodities signaling a prolonged period of low growth, the recent rally in equity markets appears almost irrational. Unprecedented price swings rocked global oil markets, as the end of the price war between Saudi Arabia and Russia and the prospect of production cuts sent oil prices soaring at the start of the month, only to see lackluster COVID-driven demand disruption and the resulting storage capacity concerns push WTI Crude into negative territory for the first time in history. Government bond prices rose across the globe on continuing historic levels of monetary stimulus. Volatility declined, while remaining high compared to its long-term average, leading global equity markets to recover by around 25% from their March lows. The US Dollar lost ground, notably against the Australian Dollar, as the Reserve Bank of Australia's unchanged monetary policy stimulated that currency, while safe-haven demand subsided somewhat. In agricultural commodities, a sharp decline in ethanol production sent corn prices tumbling as demand fell. Natural gas prices rose on expectations of reduced supply given the collapse in crude oil prices. Industrial metals rallied on hopes that the easing of lockdowns and restarting of factories would revive demand.

May saw positive sentiment across equity and commodity markets continue to build as some major economies eased lockdowns and economic activity began to resume, albeit hesitantly. Hopes of earlier-than-anticipated treatments or vaccines for COVID-19 buoyed sentiment in risk assets, and this was reinforced by major stimulus packages in the EU and Japan. Bond markets, however, still appeared concerned about the precariousness of the recovery. Risk sentiment whipsawed in the last part of the month, as the US and China reignited and escalated their trade war. In fixed-income markets, yields continued to decline globally; however, increases were seen at the longer end of the US yield curve, as the US Treasury was forced to announce larger auctions to finance its stimulus packages. Stock indices broadly continued to rally. The US Dollar continued to decline as “risk off” sentiment decreased. The Norwegian Krone strengthened as oil prices rallied. The reopening of economies boosted the prices of industrial metals. Natural gas prices reversed their trend, as did WTI Crude, whose worst month on record was followed by its best, as global oil production cuts kicked in.

ampersandinvestments.com ● 47 Hulfish St., Suite 510 Princeton, NJ 08542 ● 609.454.5200

In June, led by Germany, government bond yields dropped as governments and central banks reaffirmed their accommodative policies. Gains in Asian markets were offset by losses from short positions in emerging market indices, which gained partly due to a weaker US Dollar. This weakness was bolstered as investors looking towards a global recovery moved out of safe-haven assets. Short positions in lean hogs and cocoa were profitable, as these commodities struggled amid oversupply and weakened demand, respectively. Volatile natural gas futures touched a 25-year low amid swelling stockpiles, before regaining ground due to warmer weather forecasts and the bankruptcy of a major supplier. Short exposure to oil was unprofitable, as it rallied on higher fuel demand. In metals, sliding Chinese inventories alongside better economic prospects led to losses for short positions in industrial metals such as aluminum.

Conclusion

We believe that concerns about the global economy and geopolitics have been exacerbated by the coronavirus crisis. Historically, futures trading programs have tended to perform well in a variety of market conditions, perhaps particularly so during periods of market turbulence and volatility expansion. A period of a few weeks or months is far too short to judge the long-term potential of any strategy or asset class.

The Fund seeks to provide returns that, in the long run, are comparable to the S&P 500® Total Return Index with comparable volatility, while seeking to mitigate downside risk. We continue to believe that a significant and strategic allocation to the Fund as a substitute for core equity exposure in a portfolio may provide “smarter” equity exposure: equity exposure that is dynamically hedged, coupled with the potential for uncorrelated alpha in the long run.

Definition of Terms

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Annualized rate of return (AROR) is the geometric average return for a period greater than or equal to one year, expressed on an annual basis or as a return per year.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. A beta of 1 indicates that the security's return will move with the market. A beta of less than 1 means that the security’s return will be less volatile than the market. A beta of greater than 1 indicates that the security's return will be more volatile than the market. For example, if a stock's beta is 1.2, it's return is theoretically 20% more volatile than the market’s return.

Basis Points (bps) is a unit of measure used in quoting yields, changes in yields or differences between yields. One basis point is equal to 0.01%, or one one-hundredth of a percent of yield and 100 basis points equals 1%.

Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades. Prime Minister David Cameron, who supported the UK remaining in the EU announced he would step down in October.

ampersandinvestments.com ● 47 Hulfish St., Suite 510 Princeton, NJ 08542 ● 609.454.5200

Commodity Trading Advisors (CTA) provide advice and services related to trading in futures contracts. They are responsible for the trading within managed futures accounts.

Correlation is a statistical measure of how two securities move in relation to each other.

The FTSE China A50 Index is the benchmark for investors to access the China domestic market that comprises the largest 50 A Share companies by full market capitalization of the securities listed on the Shanghai and Shenzhen stock exchanges.

Long position refers to buying a security such as a stock, commodity, or currency, with the expectation that the asset will rise in value.

The MSCI Emerging Markets Index captures large and mid-cap representation across 26 Emerging Markets (EM) countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Purchasing Managers' Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. The PMI is based on a monthly survey sent to senior executives at more than 400 companies in 19 primary industries, which are weighted by their contribution to U.S. GDP.

The S&P500 Total Return Index® is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy.

Short position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

Standard Deviation (Volatility) is a measure of fluctuation in the value of an asset or investment. Lower volatility improves the stability and lowers the risk of an investment portfolio.

The VIX® Index (VIX) is a forward-looking measure of equity market volatility. Since its introduction, the VIX is considered by many to be the world’s premier barometer of investor sentiment and market volatility.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The views in this letter were as of June 30, 2020 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

ampersandinvestments.com ● 47 Hulfish St., Suite 510 Princeton, NJ 08542 ● 609.454.5200

AXS Alternative Growth Fund

FUND PERFORMANCE at June 30, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares with a similar investment in the S&P 500 Index during the periods shown. The performance graph above is shown for the Fund Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of June 30, 2020	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-4.05%	7.05%	7.56%	09/09/13
Class I2	-4.13%	7.33%	7.83%	09/09/13
After deducting maximum sales charge
Class A1	-9.57%	5.78%	6.63%	09/09/13
S&P 500 Index	7.51%	10.73%	11.77%	09/09/13
[1]	Maximum sales charge for Class A shares is 5.75%.

[2]	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the Equinox Ampersand Strategy Fund, a series of the Equinox Funds Trust (the “Predecessor Fund”) on November 8, 2019. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to November 8, 2019, reflect the performance of the Predecessor Fund.

Gross and net expense ratios for the Class A shares were 3.39% and 1.24%, respectively, and the Class I shares were 3.14% and 0.99%, respectively, which were stated in the current prospectus dated February 1, 2020. For the Fund’s current one year expense ratios, please refer to the Consolidated Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.24% and 0.99% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until November 9, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

AXS Alternative Growth Fund

FUND PERFORMANCE at June 30, 2020 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

AXS Alternative Growth Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2020

Number of Shares		Value
	EXCHANGE-TRADED FUNDS — 1.0%
3,000	Invesco BulletShares 2020 High Yield Corporate Bond ETF	$69,840
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $72,755)	69,840

Principal Amount
	U.S. TREASURY NOTES — 55.6%
	United States Treasury Note
$600,000	2.000%, 7/31/2020[1,2]	600,909
2,297,000	1.625%, 11/30/2020[1,2]	2,310,548
1,000,000	2.250%, 2/15/2021	1,012,949
	TOTAL U.S. TREASURY NOTES
	(Cost $3,898,184)	3,924,406

	TOTAL INVESTMENTS — 56.6%
	(Cost $3,970,939)	3,994,246

	Other Assets in Excess of Liabilities — 43.4%	3,058,232
	TOTAL NET ASSETS — 100.0%	$7,052,478

ETF – Exchange-Traded Fund

[1]	All or a portion of this security is segregated as collateral for swap agreement. As of June 30, 2020, the aggregate value of those securities was $1,402,610, representing 19.9% of net assets.

[2]	All or a portion of this investment is a holding of AXS Alternative Growth Fund Limited.

See accompanying Notes to Consolidated Financial Statements.

AXS Alternative Growth Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

FUTURES CONTRACTS

Number of Contracts	Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)

52	S&P 500 E-Mini	September 2020	$8,047,864	$(13,344)

TOTAL FUTURES CONTRACTS			$8,047,864	$(13,344)

See accompanying Notes to Consolidated Financial Statements.

AXS Alternative Growth Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

SWAP CONTRACT

TOTAL RETURN SWAP

Counterparty	Reference Entity	Pay/Receive Total Return on Reference Entity	Financing Rate[1]	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Deutsche Bank	AXS Alternative Growth Fund Custom Basket[2]	Receive	0.50% of Notional Value	June 1, 2023	$13,056,494	$(603,235)
TOTAL SWAP CONTRACT						$(603,235)

[1]	Financing rate is based upon predetermined notional amounts.
[2]	This investment is a holding of the AXS Alternative Growth Fund Limited.

See accompanying Notes to Consolidated Financial Statements.

AXS Alternative Growth Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Total Return Swap Top 50 Holdings^

FUTURES CONTRACTS

Number of Long Contracts	Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
66	Eurodollar	Dec-20	$16,466,929	$7,390
36	3 month Sterling	Jun-21	5,583,121	3,887
29	Three Month Canadian Bankers Acceptance Future	Jun-21	5,364,135	627
31	90 Day Bank Accepted Bill Future	Oct-21	5,327,029	2,640
21	Eurodollar	Jun-21	5,301,124	2,766
21	Eurodollar	Dec-21	5,270,225	4,424
27	Three Month Canadian Bankers Acceptance Future	Mar-21	4,893,893	1,760
22	Three Month Canadian Bankers Acceptance Future	Dec-21	4,083,421	808
16	2 year US Treasury Notes	Sep-20	3,615,788	1,007
20	90 Day Bank Accepted Bill Future	Nov-21	3,334,670	1,655
20	3 month Sterling	Dec-20	3,126,414	3,477
22	10 year US Treasury Notes Future	Sep-20	3,047,345	11,306
11	3 month Euro (EURIBOR)	Dec-20	3,014,006	1,530
18	3 month Sterling	Sep-21	2,807,520	2,296
17	3 month Sterling	Mar-22	2,641,770	2,723
15	90 Day Bank Accepted Bill Future	Sep-21	2,579,423	1,780
20	2 year Euro-Schatz	Aug-20	2,514,943	1,996
14	3 month Sterling	Mar-21	2,152,291	1,716
7	3 month Euro (EURIBOR)	Mar-21	2,031,729	686
7	Eurodollar	Dec-22	1,829,889	2,805
14	5 year US Treasury Notes	Sep-20	1,815,814	2,860
6	3 month Euro (EURIBOR)	Jun-21	1,609,777	987
10	3 month Sterling	Dec-21	1,577,760	2,422
7	Three Month Canadian Bankers Acceptance Future	Dec-20	1,292,305	279
15	3 year Australian Treasury Bond	Sep-20	1,208,223	(102)
7	3 month Sterling	Jun-22	1,131,970	1,602
7	E-Mini S&P 500	Sep-20	1,094,798	9,984
4	3 month Euro (EURIBOR)	Dec-22	1,091,428	455
3	3 month Euro (EURIBOR)	Sep-21	964,489	519

Number of Short Contracts	Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
(57)	3 month Euro (EURIBOR)	Sep-20	$(16,080,561)	$(10,984)
(71)	Three Month Canadian Bankers Acceptance Future	Sep-20	(12,983,564)	2,640
(44)	Eurodollar	Mar-21	(11,051,052)	(10,851)
(60)	90 Day Bank Accepted Bill Future	Oct-20	(10,270,111)	(3,553)
(56)	3 month Sterling	Sep-20	(8,598,183)	(2,777)
(33)	Eurodollar	Sep-20	(8,322,329)	(2,094)
(10)	Euro-BUND	Aug-20	(2,022,686)	(18,941)
(7)	Three Month Canadian Bankers Acceptance Future	Mar-22	(1,307,084)	(209)
(27)	Light Sweet Crude Oil (WTI) Future	Jul-20	(1,086,714)	(48,493)
(15)	AUD/USD	Sep-20	(1,024,943)	1,152
(9)	10 year Canadian Govt Bond	Sep-20	(1,002,740)	(3,707)
(1)	10 year Japanese Government Bond	Sep-20	(1,000,674)	1,033

OPTIONS ON CURRENCY
	Put/Call	Description	Expiration Date	Strike Price	Notional Value	Unrealized Appreciation (Depreciation)
Purchased
	Call	USD/EUR	Jan-21	$1.23	$1,869,866	$3,535
	Call	CAD/EUR	Jul-20	1.56	1,128,448	283
	Put	JPY/USD	Aug-20	100.25	1,094,155	-
	Call	GBP/EUR	Nov-20	0.95	961,745	5,222

Written
	Call	USD/EUR	Jan-21	$1.23	$(1,869,866)	$(3,535)
	Call	CAD/EUR	Jul-20	1.56	(1,128,448)	(283)
	Put	JPY/USD	Aug-20	100.25	(1,094,155)	-
	Call	GBP/EUR	Nov-20	0.95	(961,745)	(5,222)

FORWARD FOREIGN CURRENCY CONTRACTS

Settlement Date	Counterparty	Currency Units to Receive/Deliver		In Exchange For		Unrealized Appreciation (Depreciation)
Sep-20	Deutsche Bank	$713,043	USD	$1,099,302	NZD	$3,702

CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
NZD- New Zealand Dollar
USD - U.S. Dollar

^	These investments are not direct holdings of the Fund. The holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying Notes to Consolidated Financial Statements.

AXS Alternative Growth Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of June 30, 2020

Security Type/Industry	Percent of Total Net Assets
U.S. Treasury Notes	55.6%
Exchange-Traded Funds	1.0%
Total Investments	56.6%
Other Assets in Excess of Liabilities	43.4%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

AXS Alternative Growth Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2020

Assets:
Investments, at value (cost $3,970,939)	$3,994,246
Cash	2,275,583
Cash deposited with brokers for open futures contracts	460,424
Cash deposited with brokers for open swap contract	1,115,729
Receivables:
Fund shares sold	25
Due from Advisor	63,357
Dividends and Interest	16,641
Prepaid expenses	65,378
Total assets	7,991,383

Liabilities:
Unrealized depreciation on open swap contract	603,235
Unrealized depreciation on open futures contracts	13,344
Payables:
Fund shares redeemed	121
Due to Broker - swap contract	290,271
Distribution fees (Note 7)	322
Auditing fees	23,556
Fund administration and accounting fees	1,357
Shareholder reporting fees	1,164
Sub-transfer agent fees and expenses	988
Lgeal fees	894
Trustees' fees and expenses	836
Swap interest	738
Transfer agent fees and expenses	525
Trustees' deferred compensation (Note 3)	493
Chief Compliance Officer fees	339
Accrued other expenses	722
Total liabilities	938,905

Net Assets	$7,052,478

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$10,950,435
Total accumulated deficit	(3,897,957)
Net Assets	$7,052,478

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$1,281,773
Shares of beneficial interest issued and outstanding	124,106
Redemption price per share*	$10.33
Maximum sales charge (5.75% of offering price)**	0.63
Maximum offering price to public	$10.96

Class I Shares:
Net assets applicable to shares outstanding	$5,770,705
Shares of beneficial interest issued and outstanding	552,580
Redemption price per share*	$10.44

*	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
**	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

See accompanying Notes to Consolidated Financial Statements.

AXS Alternative Growth Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2020

Investment Income:
Dividends	$3,118
Interest	211,403
Total investment income	214,521

Expenses:
Advisory fees	116,743
Fund administration and accounting fees	45,627
Registration fees	40,720
Auditing fees	28,888
Shareholder reporting fees	27,004
Legal fees	14,495
Transfer agent fees and expenses	12,216
Sub-transfer agent fees and expenses	11,106
Custody fees	9,311
Trustees' fees and expenses	5,967
Miscellaneous	5,297
Distribution fees (Note 7)	4,728
Chief Compliance Officer fees	4,348
Insurance fees	3,282
Total expenses	329,732
Advisory fees waived	(116,743)
Other expenses absorbed	(50,538)
Fees paid indirectly (Note 3)	(1,325)
Net expenses	161,126
Net investment income	53,395

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	79,605
Futures contracts	(2,686,279)
Swap contract	88,544
Net realized loss	(2,518,130)
Net change in unrealized appreciation/depreciation on:
Investments	193
Futures contracts	(84,219)
Swap contract	(1,012,462)
Net change in unrealized appreciation/depreciation	(1,096,488)
Net realized and unrealized loss	(3,614,618)

Net Decrease in Net Assets from Operations	$(3,561,223)

See accompanying Notes to Consolidated Financial Statements.

AXS Alternative Growth Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2020[1]	For the Year Ended June 30, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$53,395	$90,259
Net realized loss on investments, futures contracts and swap contract	(2,518,130)	(689,147)
Net change in unrealized appreciation/depreciation on investments, futures contracts and swap contract	(1,096,488)	1,158,697
Net increase (decrease) in net assets resulting from operations	(3,561,223)	559,809

Distributions to Shareholders:
Distributions:
Class A	(131,196)	(100,358)
Class I	(1,394,208)	(296,646)
Total distributions to shareholders	(1,525,404)	(397,004)

Capital Transactions:
Net proceeds from shares sold:
Class A	3,929,092	464,075
Class I	20,297,244	1,931,169
Reinvestment of distributions:
Class A	122,272	93,700
Class I	1,022,008	278,639
Cost of shares redeemed:
Class A2	(3,267,260)	(3,275,075)
Class I3	(16,630,753)	(4,775,907)
Net increase (decrease) in net assets from capital transactions	5,472,603	(5,283,399)

Total increase (decrease) in net assets	385,976	(5,120,594)

Net Assets:
Beginning of period	6,666,502	11,787,096
End of period	$7,052,478	$6,666,502

Capital Share Transactions:
Shares sold:
Class A	334,813	44,726
Class I	1,719,381	181,246
Shares reinvested:
Class A	10,605	10,624
Class I	87,576	31,238
Shares redeemed:
Class A	(322,742)	(340,631)
Class I	(1,728,137)	(473,438)
Net increase (decrease) in capital share transactions	101,496	(546,235)

[1]	With the Plan of Reorganization with respect to the Equinox Ampersand Strategy Fund, Class A and Class I shareholders received Class A and Class I shares of the AXS Alternative Growth Fund, respectively, effective as of the close of business on November 8, 2019. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
[2]	Net of redemption fee proceeds of $7,399 and $263, respectively.
[3]	Net of redemption fee proceeds of $5,614 and $1,218, respectively.

See accompanying Notes to Consolidated Financial Statements.

AXS Alternative Growth Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.47	$10.42	$10.36	$10.21	$10.11
Income from Investment Operations:
Net investment income (loss)[1]	0.01	0.09	(0.07)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(0.44)	1.41	1.05	0.78	0.89
Total from investment operations	(0.43)	1.50	0.98	0.67	0.76

Less Distributions:
From net investment income	(0.34)	- [2]	-	(0.26)	-
From net realized gain	(0.41)	(0.45)	(0.92)	(0.26)	(0.66)
Total distributions	(0.75)	(0.45)	(0.92)	(0.52)	(0.66)

Redemption fee proceeds[1]	0.04	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.33	$11.47	$10.42	$10.36	$10.21

Total return[3]	(4.05)%	15.75%	9.50%	6.79%	8.24%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,282	$1,163	$4,029	$4,098	$3,972

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.33%[4]	3.98%[5]	3.36%	3.37%	4.08%
After fees waived and expenses absorbed	1.25%[4]	1.24%[5]	1.45%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.95)%	(1.86)%[5,6]	(2.61)%	(3.00)%	(3.91)%
After fees waived and expenses absorbed	0.13%	0.88%[5,6]	(0.70)%	(1.08)%	(1.28)%

Portfolio turnover rate	99%	80%	69%	0%	0%

*	Financial information from June 30, 2016 through November 8, 2019 is for the Equinox Ampersand Strategy Fund, which was reorganized into the AXS Alternative Growth Fund as of the close of business on November 8, 2019. See Note 1 in the accompanying Notes to Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which will not apply on sales of $1 million or more. If the sales charge was included total returns would be lower.
[4]	If expenses not included in the expense cap had been excluded, the expense ratios would have been lower by 0.01% for the year ended June 30, 2020.
[5]	Does not include the expenses of other investment companies in which the Fund invests.
[6]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.

See accompanying Notes to Consolidated Financial Statements.

AXS Alternative Growth Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.62	$10.56	$10.43	$10.28	$10.15
Income from Investment Operations:
Net investment income (loss)[1]	0.04	0.11	(0.04)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	(0.44)	1.45	1.05	0.79	0.89
Total from investment operations	(0.40)	1.56	1.01	0.70	0.79

Less Distributions:
From net investment income	(0.37)	(0.05)	-	(0.29)	-
From net realized gain	(0.41)	(0.45)	(0.92)	(0.26)	(0.66)
Total distributions	(0.78)	(0.50)	(0.92)	(0.55)	(0.66)

Redemption fee proceeds[1]	- [2]	- [2]	0.04	-	- [2]

Net asset value, end of period	$10.44	$11.62	$10.56	$10.43	$10.28

Total return[3]	(4.13)%	16.19%	10.15%	7.00%	8.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,770	$5,503	$7,758	$2,458	$1,650

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.08%[4]	3.57%[5]	3.32%	3.11%	3.77%
After fees waived and expenses absorbed	1.00%[4]	0.99%[5]	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.70)%	(1.50)%[5,6]	(2.53)%	(2.74)%	(3.61)%
After fees waived and expenses absorbed	0.38%	1.08%[5,6]	(0.41)%	(0.83)%	(1.04)%

Portfolio turnover rate	99%	80%	69%	0%	0%

*	Financial information from June 30, 2016 through November 8, 2019 is for the Equinox Ampersand Strategy Fund, which was reorganized into the AXS Alternative Growth Fund as of the close of business on November 8, 2019. See Note 1 in the accompanying Notes to Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If expenses not included in the expense cap had been excluded, the expense ratios would have been lower by 0.01% for the year ended June 30, 2020.
[5]	Does not include the expenses of other investment companies in which the Fund invests.
[6]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.

See accompanying Notes to Consolidated Financial Statements.

AXS Alternative Growth Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2020

Note 1 – Organization

AXS Alternative Growth Fund (the ‘‘Fund’’) is organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to achieve returns and volatility comparable to the S&P 500® Total Return Index, while seeking to avoid the full impact of downside risk.

The Fund commenced investment operations on November 11, 2019 with Class A shares and Class I shares. Prior to that date, the Fund acquired the assets and assumed the liabilities of the Equinox Ampersand Strategy Fund (the "Predecessor Fund"), a series of Equinox Funds Trust, which offered two classes of shares, Class A shares and Class I shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on June 14, 2019, by the Board of Equinox Funds Trust on July 1, 2019, and by beneficial owners of the Predecessor Fund on October 17, 2019. The tax-free reorganization was accomplished on November 8, 2019. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class A	146,943	$1,754,296
Class I	1,488,202	$18,014,396

The net unrealized appreciation of investments transferred was $653,641 as of the date of the acquisition.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary

The Fund may invest up to 25% of its total assets in its subsidiary, AXS Alternative Growth Fund Limited, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Ampersand Investment Management LLC (“Ampersand” or the “Sub-Advisor”) and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, and other investments intended to serve as margin or collateral for swap positions. The inception date of the Subsidiary was June 27, 2018. As of June 30, 2020, total assets of the Fund were $7,991,383, of which $1,990,412, or approximately 24.9%, represented the Fund’s ownership of the shares of the Subsidiary.

AXS Alternative Growth Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2020

For tax purposes, the Subsidiary is an exempted Cayman investment company. the Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the Subsidiary’s net income and capital gains, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these incurred expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(c) Swaps

The Fund is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund enters into various swap transactions for investment purposes and to manage interest rate, equity, foreign exchange (currency), or credit risk. These two-party contracts are entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

AXS Alternative Growth Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2020

The gross returns exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as net change in unrealized appreciation or depreciation in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. Realized gains and losses from a decrease in the notional value swap are recognized on trade date. Swap agreements may also involve fees, commissions and other costs that may reduce the value of the swap agreement. These costs are not reflected in the Consolidated Statement of Operations, are deducted from the return of any such derivative instrument and, therefore, represent an indirect cost of investment in the Fund.

(d) Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases and sells futures contracts to pursue its investment objective, to hedge against market risk, and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of the fund except where allocation of direct expenses to the fund or an alternative allocation method can be more appropriately made.

AXS Alternative Growth Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2020

(f) Federal Income Tax

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2020, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with AXS Investments LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays twice a month investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets. The investment advisory fees were computed and accrued daily at an annual rate of 0.75% of the Fund’s average daily net assets. The investment management fees included a management fee paid to the Advisor by the Fund’s Subsidiary at the annual rate of 0.75% of the Subsidiary’s average daily net assets. The Advisor had contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it received from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking may not be terminated by the advisor as long as the investment advisory agreement between the Subsidiary and the advisor is in place unless the advisor obtains the prior approval of the Fund’s Board of Trustees. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.24% and 0.99% of the average daily net assets of Class A and Class I shares, respectively, of the Fund. This agreement is effective until November 9, 2021 and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor has engaged Ampersand Investment Management LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

AXS Alternative Growth Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2020

Prior to the close of business on November 8, 2019, investment advisory services were provided to the Predecessor Fund by Equinox Institutional Asset Management, LP (the “Previous Advisor” or “Equinox”), which received investment management fees for their services pursuant to the terms of the investment advisory agreements for the Predecessor Fund. The investment advisory fees were computed and accrued daily and paid monthly at an annual rate of 0.75% of the Predecessor Fund’s average daily net assets. The Previous Advisor had contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.24% and 0.99% of the average daily net assets of Class A and Class I shares, respectively, of the Predecessor Fund. This undertaking may not be terminated by the advisor as long as the investment advisory agreement between the Subsidiary and the advisor is in place unless the advisor obtains the prior approval of the Fund’s Board of Trustees.

The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than June 30 of the year stated below:

2023	$121,818
Total	$121,818

AXS Alternative Growth Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2020

Equinox is permitted to seek reimbursement, subject to certain limitations, of fees waived or payments made by Equinox to the Predecessor Fund prior to the Predecessor Fund’s reorganization on November 8, 2019, for a period ending three years after the date of the waiver of payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Equinox to the predecessor fund prior to the reorganization must be approved by the Trust’s Board of Trustees. The Previous Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2021	$211,146
2022	231,363
2023	45,463
Total	$487,972

At June 30, 2020, $189,512 of previously waived fees/reimbursed expenses expired without recoupment by the Previous Advisor.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Fund’s custodian. Deutsche Bank Trust Company America (“DBTCA”) acts as the custodian with respect to certain collateral arrangements between the Fund and counter-parties. DBTCA also acts as the custodian for the Subsidiary, including certain collateral arrangements between the Subsidiary and counter-parties. Prior to the close of business on November 8, 2019, Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (“NLD”), served as the Predecessor Fund’s administrator, fund accountant, and transfer agent and U.S. Bank N.A. served as the Predecessor Fund’s Custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2020, are reported on the Consolidated Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). Prior to the close of business on November 8, 2019, NLD served as the Predecessor Fund’s distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2020, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Consolidated Statement of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Consolidated Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Consolidated Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Consolidated Statement of Operations.

AXS Alternative Growth Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2020

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to the close of business on November 8, 2019, Cipperman Compliance Services served as the CCO to the Equinox Funds Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2020, are reported on the Consolidated Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2020, gross unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes were as follows:

Cost of investments	$4,256,575
Gross unrealized appreciation	26,221
Gross unrealized depreciation	(288,550)
Net unrealized depreciation on investments	$(262,329)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

	Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Loss)
Alternative Growth Fund	$(700,068)	$700,068

As of June 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(3,032,393)
Net unrealized depreciation on investments	(262,329)
Net unrealized depreciation on swaps	(603,235)
Total accumulated deficit	$(3,897,957)

The tax character of the distributions paid during the fiscal years ended June 30, 2020, and June 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$614,316	$30,437
Net long-term capital gains	211,019	366,567
Return of capital	700,069	-
Total distributions paid	$1,525,404	$397,004

AXS Alternative Growth Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2020

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first day of the Fund's next taxable year. As of June 30, 2020, the Fund had $3,017,526 of post-October losses, which are deferred until January 1, 2021 for tax purposes.

As of June 30, 2020, the Fund had $14,867 of qualified late-year ordinary losses which are deferred until fiscal year 2021 for tax purposes. Net qualified late-year ordinary losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended June 30, 2020 and 2019, the Fund received $13,013 and $1,481, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended June 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and short-term U.S. Government securities, were $7,073,771 and $6,693,525, respectively.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Class A shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I shares do not pay any distribution fees.

Prior to the close of business on November 8, 2019, the Predecessor Fund adopted a distribution plan pursuant to Rule 12b-1 with respect to Class A shares. Pursuant to the Plan, the Predecessor Fund paid NLD at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares. Class I shares did not pay any distribution fees.

For the period July 1, 2019 to November 8, 2019, the Predecessor Fund paid NLD $1,312 with respect to Class A shares under the Predecessor Fund’s distribution plan. Subsequently, the Fund paid IMST Distributors, LLC $3,416. For the year ended June 30, 2020, the total of distribution fees incurred are disclosed on the Consolidated Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

AXS Alternative Growth Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2020

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Exchange-Traded Funds	$69,840	$-	$-	$69,840
U.S. Treasury Notes	-	3,924,406	-	3,924,406
Total Assets	$69,840	$3,924,406	$-	$3,994,246

Liabilities
Other Financial Instruments**
Futures Contracts	$13,344	$-	$-	$13,344
Swap Contract	-	603,235	-	603,235
Total Liabilities	$13,344	$603,235	$-	$616,579

*	The Fund did not hold any Level 3 securities at period end.
**	Other financial instruments are derivative instruments such as swap contracts and futures contracts. Swap contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

AXS Alternative Growth Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2020

Note 10 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position and performance. The Fund invested in futures contracts and swap contracts during the year ended June 30, 2020.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments, as of June 30, 2020, by risk category are as follows:

		Liability Derivatives
Derivatives not designated as hedging instruments	Consolidated Statement of Assets and Liabilities Location	Value
Equity Contracts	Unrealized depreciation on open futures contracts	$13,344
Mixed: Interest Rate, Equity and Foreign Exchange Contracts	Unrealized depreciation on open swap contract	603,235

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended June 30, 2020, are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in the Consolidated Statement of Operations
Derivatives not designated as hedging instruments		Total
Equity Contracts	Futures Contracts	$(2,686,279)
Mixed: Interest Rate, Equity and Foreign Exchange Contracts	Open Swap Contract	88,544

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Consolidated Statement of Operations
Derivatives not designated as hedging instruments		Total
Equity Contracts	Futures Contracts	$(84,219)
Mixed: Interest Rate, Equity and Foreign Exchange Contracts	Open Swap Contract	(1,012,462)

The average quarterly volume of derivative instruments held by the Fund during the fiscal year ended June 30, 2020 are as follows:

Derivatives not designated as hedging instruments			Total
Equity Contracts	Futures Contracts	Average Notional Amount	$13,789,749
Mixed: Interest Rate, Equity and Foreign Exchange Contracts	Open Swap Contract	Average Notional Amount	21,588,591

AXS Alternative Growth Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2020

Note 11 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivative Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of futures and swap contracts. As of June 30, 2020, the Fund is subject to a master netting arrangement for the futures and swap contracts. The following table shows additional information regarding the offsetting of assets and liabilities as of June 30, 2020:

			Amounts Not Offset in Consolidated Statement of Assets and Liabilities
Description/Financial Instrument/Consolidated Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral*	Net Amount
Unrealized depreciation on open futures contracts – liability payable	Morgan Stanley	$(13,344)	$-	$13,344	$-
Unrealized depreciation on open swap contract – liability payable	Deutsche Bank	$(603,235)	$-	$603,235	$-

*	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

AXS Alternative Growth Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2020

Note 13 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s consolidated financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Investment Managers Series Trust II

and the Shareholders of AXS Alternative Growth Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AXS Alternative Growth Fund (formerly Equinox Ampersand Strategy Fund) (the Fund) as of June 30, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, broker, and swap counterparty. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more AXS Investments LLC advised investment companies since 2010.

Denver, Colorado

August 31, 2020

AXS Alternative Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited)

For Federal income tax purposes, the Fund designates $211,019 as a 20% rate gain distribution for purposes of the dividends paid deduction for the fiscal year ended June 30, 2020.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (833) 297-2587. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	5	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	5	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	5	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	5	Investment Managers Series Trust, a registered investment company (includes 52 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

AXS Alternative Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	5	Investment Managers Series Trust, a registered investment company (includes 52 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	5	Cliffwater Corporate Lending Fund, a registered investment company; GAI Corbin Multi Strategy Fund, a closed-end investment company; and GAI Agility Income Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – 2019), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A

AXS Alternative Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Officer of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

		N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 13 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the AXS Multi-Strategy Alternatives Fund, AXS Chesapeake Strategy Fund, AXS Aspect Core Diversified Strategy Fund and AXS Managed Futures Strategy Fund which are offered in separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

AXS Alternative Growth Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2020 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or 12b-1 fees (Class A shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		1/1/20	6/30/20	1/1/20 – 6/30/20
Class A*	Actual Performance	$1,000.00	$896.70	$5.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.73	6.24
Class I*	Actual Performance	1,000.00	895.40	4.67
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.94	4.98

*	Expenses are equal to the Fund’s annualized expense ratios of 1.24% and 0.99% for Class A shares and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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AXS Alternative Growth Fund

A series of Investment Managers Series Trust II

Investment Advisor

AXS Investments LLC

181 Westchester Avenue, Unit 402

Port Chester, New York 10573

Sub-Advisor

Ampersand Investment Management, LLC

47 Hulfish Street, Suite 510

Princeton, New Jersey 08542

Independent Registered Public Accounting Firm

RSM US LLP

555 17th Street, Suite 1200

Denver, Colorado 80202

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AXS Alternative Growth Fund – Class A	EEHAX	46141T 430
AXS Alternative Growth Fund – Class I	EEHIX	46141T 380

Privacy Principles of the AXS Alternative Growth Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AXS Alternative Growth Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The Fund’s proxy voting policies and procedures, as well as information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (833) 297-2587 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (833) 297-2587.

AXS Alternative Growth Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (833) 297-2587

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-833-297-2587.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$26,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$4,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2020	FYE 6/30/2019
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	9/8/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	9/8/2020

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/8/2020